SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K/A

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                            January 18, 2011
                  Date of Report (Date of Earliest Event Reported)


                       Iron Eagle Group, Inc.
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                (Exact name of registrant as specified in its charter)


        Delaware               0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S.
Employer
of incorporation or organization                         Identification
Number)

          61 West 62nd Street, Suite 23F, New York, NY    10023
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     (Address of principal executive offices,          Zip Code)

                             (888) 481-4445
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      Explanatory Note

This amendment to Form 8-K filed on February 3, 2011 is to include an updated letter from the prior auditor relating to the addition of the statement that the decision to change auditors was approved by the board of directors.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On January 18, 2011, the registrant dismissed Kelly & Company, its current auditors due to management's belief that the newly appointed auditor is better suited to provide the registrant's audit needs. The decision to change auditors was approved by the board of directors.

Kelly & Company's reports on our financial statements as of and for the fiscal year ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report contained a going concern qualification as to the ability of us to continue.

During the registrant' two most recent fiscal years, June 30, 2010 and 2009 and the subsequent period through the date of resignation, July 1, 2010 through January 18, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Kelly & Company, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-K.

(b) On January 18, 2011, the board of directors of the registrant engaged the accounting firm of the Hall Group as principal accountants of the registrant for the period from June 30, 2010 to December 31, 2011. the registrant did not consult with the Hall Group during the most recent two fiscal years and the subsequent interim period preceding the engagement of the Hall Group on January 18, 2011 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant' financial statements. Neither written nor oral advice was provided that was an important factor considered by the Hall Group in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
No.            Description

16             Letter from Kelly & Company dated February 9, 2011




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Jason Shapiro
         ------------------------
         Jason Shapiro
         Chief Executive Officer


Dated:  February 10, 2011